EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NNN Realty Investors, LLC, the Manager of NNN 2003 Value Fund, LLC (the “Company”) hereby certifies, to his knowledge, that:
(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2011 Date	By:	/s/ Todd A. Mikles Todd A. Mikles
President and Chief Executive Officer NNN Realty Investors, LLC, the Manager of NNN 2003 Value Fund, LLC (principal executive officer)